SECURITY AGREEMENT

            THIS AGREEMENT, dated August 28, 1997 is made between FLEET BANK ("Bank") and TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. a Delaware corporation ("Grantor") with its chief executve office at 22700 Ravi Ranch Parkway, Yorba Linda, California.

1. DEFINITIONS

      Unless otherwise indicated in this Agreement, all terms shall have the same meanings as given to them in the Uniform Commercial Code of the State of New York as amended from time to time.

(a)   "Debtor" means Grantor.

(b) "Collateral" means all assets and property, including without limitation all goods, tangible property, machinery, equipment, furniture, fixtures, vehicles, parts, leasehold improvements, accounts, inventory, chattel paper, documents, chose in action, general intangibles, deposits and deposit accounts, good will, and intellectual property (including amount others operating systems, patents, copyrights, trademarks, tradenames, licenses, trade secrets, know-how, franchises, and proprietary and other rights in data, engineering, technical plans, drawings, information, methods, systems, processes, inventions, formulas, applications, software, programs, manuals, and technology, and all other technology and proprietary rights of Grantor and all applications to acquire such rights, and in all rights and interests in any of them), of any kind or nature in which the Grantor has an interest now or in the future, and which are now existing or hereafter created or acquired, together with all additions, replacements, accessions, products, and proceeds in any form thereof, including without limitation any items described in the Schedule attached to this Security Agreement.

(c) "Liabilities" mean all indebtedness, liabilities, and obligations of every kind or nature, whether absolute or contingent (including liability pursuant to any guarantee or endorsement), primary or secondary, direct or indirect, joint or several, and whether heretofore or hereafter created, arising, or existing or at any time due and owing from Grantor or Debtor to Bank including without limitation the payment of all bills, notes, checks, drafts, trade acceptances, and other evidences of debt upon or by reason of which Grantor or Debtor may or shall be obligated to Bank as maker, drawer, endorser, acceptor, or otherwise in any manner whatsoever. Among others, the Liabilities include all sums expended by the Bank for protection of its interests such as payments made for taxes and insurance and expenses of collection.

2. SECURITY INTEREST. The Grantor hereby grants to the Bank a security interest in the Collateral to secure the payment and performance of the Liabilities. This security interest is specifically intended to be a continuing interest and shall cover Collateral in which the Grantor acquires an interest after the date of this Agreement as well as Collateral in which the Grantor now has an interest. This security interest shall continue until terminated as described in this Agreement even if all Liabilities are paid in full from time to time. The Bank shall have the right to apply the Collateral and any proceeds therefrom to all or any part of the Liabilities as and in the order the Bank may elect, whether such Liabilities are otherwise secured and whether due or not.

3. LOCATIONS OF GRANTOR AND COLLATERAL. The principal office of the Grantor is at the address shown in the preamble to this Agreement. All locations at which the Collateral will be kept or at which the Grantor does business are indicated on the Schedule attached to and made a part of this Agreement. Grantor will not change the locations at which any of the Collateral is kept and will notify the Bank immediately of any new or changed locations at which any of the Collateral is kept or the Grantor does business, and of any change in the name of the Grantor. The Collateral will remain personalty and will not be affixed to real estate without the prior consent of the Bank. If any of the Collateral is or will be a fixture, Grantor will provide legal descriptions and the names of record owners of the premises to which the Collateral will be affixed sufficient for perfection of the security interests of the Bank. The Grantor will provide disclaimers of interest and removal agreements, in form satisfactory to the Bank, signed by all parties other than Grantor having interest in premises at which any Collateral is located.

4. FIRST LIEN. Except for the security interest granted hereby and any other interests to which Bank has consented in writing, Grantor is the owner of the Collateral free from all liens, encumbrances, and security interests. Grantor will not sell or transfer

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the Collateral or any interest therein (including, without limitation, a security interest) without the prior written consent of the Bank except for sales of inventory and collection of accounts in the ordinary course of business and prior to an Event of Default. Grantor will defend the Collateral against the claims and demands of all persons, and will cause the immediate removal and termination of any levy, execution, judgment or other lien, or similar claim of third persons to the Collateral.

5. PERFECTION OF SECURITY INTEREST. Grantor will executed and deliver to Bank such financing statements, security agreements, assignments (including without limitation assignments of specific accounts and chattel paper), and other papers, as Bank may at any time or from time to time reasonably request. Grantor hereby authorizes Bank to execute and file financing statements with or without the signature of the Grantor from time to time as Bank may deem necessary or desirable. If the Collateral is a motor vehicle required to be titled under applicable law, Grantor warrants that Bank's security interest will be recorded on the title certificates covering the Collateral and will deliver such certificates or other evidence of ownership to Bank as the Bank requests. Grantor hereby appoints Bank as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of Bank's security interests in the Collateral. Grantor agrees to pay the costs of filing or perfection of the Bank's security interests, searches of the public records, and releases or assignments of the Bank's interests.

      The Grantor will provide disclaimers of interest and removal agreements, in form satisfactory to the Bank, signed by all parties other than Grantor having an interest in premises at which any Collateral is located.

6. USE AND MAINTENANCE OF COLLATERAL. Grantor will not use the Collateral in violation of law or any policy of insurance thereon. Grantor may sell its inventory, use and consume raw materials and supplies, and collect its accounts, but only in the ordinary course of its business and prior to an Event of Default. Bank or its nominee may inspect the Collateral and Grantor's records regarding the same at any reasonable time, wherever located, and amy make extracts therefrom and copies thereof. Grantor will keep the Collateral in good order and repair except for normal wear and tear in the ordinary course of business.

7. TAXES. Grantor will pay promptly, when due, all taxes and assessments upon the Collateral or its use or operation, or upon this Agreement.

8. INSURANCE. Grantor at all times will keep the Collateral insured in such amounts, with such insurance companies chosen by Grantor, and against such risks, all as are satisfactory to the Bank. In any event and without specific request by Bank, Grantor will insure the Collateral against fire, including so-called extended coverage, and theft. All insurance policies shall name Bank as an additional insured and shall provide for losses covered thereby to be payable to Bank and Grantor as their respective interests may appear. The endorsements on any insurance policy shall be in a form satisfactory to Bank and all policies of insurance shall provide for not less than thirty (30) days' prior notice of cancellation to the Bank. Grantor will deliver certificates and policies evidencing required insurance to the Bank upon its request and in any event at least annually.

After any Event of Default hereunder, the Bank may, but need not, (i) cancel, in accordance with applicable law, any insurance contract covering the Collateral or its ownership, (ii) demand and receive any return premiums, unearned premium refunds and dividends payable in respect thereof (the Grantor hereby irrevocably designating, constituting and appointing Bank as its true and lawful agent so to
do) and (iii) apply any and all sums received by the Bank as a result of such cancellation, after deducting therefrom any and all expenses incident thereto, toward payment of the Liabilities. Grantor will notify insurer and Bank in the event of any loss, damage, or other casualty affecting the Collateral. Grantor hereby assigns to Bank any and all monies which may become due and payable under any policy insuring the Collateral, directs any such insurance company to make payments directly to Bank, and authorizes Bank to apply such monies in payment on account of the Liabilities, whether or not due, and to remit any surplus to Grantor. Grantor hereby irrevocably appoints Bank as its attorney in fact, with full power of substitution, to (i) make and adjust claims, (ii) receive all proceeds and payments including the return of unearned premiums, (iii) execute proofs of claim, (iv) endorse drafts and other instruments for the payment of money, (v) execute releases, (vi) negotiate settlements, (vii) cancel any insurance referred to in this contract, and (viii) do all other things necessary and required to effect a settlement under or to realize the benefits of any insurance policy.


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


9. PROTECTION OF BANK'S INTEREST. Seven or more days after the day the Bank mails the Grantor notice, upon failure of the Grantor to (i) remove liens or interests prohibited by Section 4 of this Agreement, (ii) pay taxes or assessments as required by Section 7 of this Agreement, or (iii) provide evidence satisfactory to the Bank of insurance as required by Section 8 of this Agreement, the Bank in its discretion may discharge any such liens or interest, pay taxes or assessments, and obtain insurance coverage on the Collateral. Bank also may pay any costs of perfection, searches, releases, or assignments pursuant to Section 5 of this Agreement. Grantor agrees to reimburse Bank on demand for any and all expenditures so made, and until paid the amount thereof also, shall be part of the Liabilities secured by the Collateral. Bank shall have no obligation to Grantor or Debtor to make any such expenditures nor shall be making thereof relieve any default hereunder.

10. REPRESENTATIONS REGARDING COLLATERAL. Grantor represents and warrants to Bank, and so long as this Agreement remains in effect shall be deemed to continue to represent and warrant that: (i) the collateral is genuine and what it purports to be; (ii) each account and chattel paper represents a bona fide transaction and is enforceable according to the contract underlying the account or the writings constituting the chattel paper; (iii) amount shown on Grantor's books and on any invoice or statement delivered to the Bank with respect to accounts, chattel paper, and appropriate general intangibles is correct and duly owing to Grantor; (iv) no set-off or counterclaim to any account or chattel paper exists, and other discounts or deductions given in the ordinary course of business and fully disclosed on the books and records of the Grantor and on financial statements given to the Bank; and (v) no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Grantor for prompt payments of accounts.

11. GRANTOR'S COVENANTS. So long as this Agreement remains in effect Grantor will; (i) furnish Bank at such intervals as Bank may prescribe with a certificate (in such form as Bank may from time to time specify) containing such information with respect to the Collateral as Bank may require including without limitation inventory listings and accounts agings; (ii) keep accurate and complete records of the Collateral in accordance with generally accepted accounting principles consistently applied.

Grantor also will, if requested by the Bank: (a) give Bank assignments, in form acceptable to Bank, of specific accounts, chattel paper or general intangibles;
(b) mark its records evidencing the Collateral in a manner satisfactory to the Bank so as to indicate the security interest of the Bank hereunder; (c) furnish to the Bank any chattel paper, invoices, documents, schedules, purchase orders, delivery receipts, contracts or other documents representing or relating to any of the collateral; (d) promptly reflect in its books, records, and reports to the Bank the rejection of goods, delay in delivery or performance, or claims made, in regard to any Collateral and after an Event of Default inform the Bank immediately of any of the same; (e) furnish to the Bank all information received by Grantor affecting the financial standing of any account debtor, debtor under any general intangible, or obligor under any chattel paper; (f) immediately notify the Bank if any of the Collateral arises out of contracts for the improvement of real property, deals with a public improvement or is with the United States, any state, or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by the Bank in order that all moneys due or to become due under any such contract shall be assigned to the Bank and notice thereof be given as required by law; (g) furnish to the Bank such financial statements, reports, certificates, lists of account debtors (showing names, addresses and amounts owing) and other data concerning the Collateral and other matters as Bank may, from time to time, specify; and (h) fully cooperate with the Bank in its rights and methods for verification of the Collateral.

12. DEFAULT. The following events or conditions shall be an "Event of Default" under this Agreement: (a) the occurrence and continuation beyond applicable notice and/or grace periods, of any Event of Default under the Credit Agreement made between Grantor and Bank bearing even date herewith, (b) any failure, to comply with any term of this Agreement for ten days after notice or such additional period of time, not to exceed 90 days, as is required, with the exercise of due diligence, to cure such default, (c) any representation or warranty made to Bank by Grantor in this Agreement proving false or misleading in any material respect as of the date made, (d) loss, theft, material damage or destruction of the Collateral, or (e) material or reasonably projected material decline in the value of the Collateral. These Events of Default are not intended to affect in any way any Liability payable on demand and shall not prejudice the Bank's rights to demand payment of any such Liabilities at any time.

13. REMEDIES. Upon the occurrence of an Event of Default, the Bank may declare all of the Liabilities to be immediately due and payable and Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York as amended from time to time in any jurisdiction where enforcement of this Agreement is sought in addition to all other rights and remedies at law or in equity. Among other remedies, the Bank may take immediate possession of the Collateral and for that purpose Bank may, so far as Grantor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and secure or remove the same therefrom. Upon request of the Bank, Grantor will assemble and make the Collateral available to the Bank, at a reasonable place and time designated by the Bank. Grantor's failure to take possession of any Collateral at any time and place reasonably specified by the Bank in writing to the Grantor shall constitute an abandonment of such property. Grantor and Debtor agree that notice of the time and place of public sale of any of the Collateral or of the time after which any private sale thereof is to be made or of other disposition of the Collateral shall be deemed reasonable notice seven days after such notice is deposited in the mail or otherwise delivered to Grantor and Debtor at the addresses shown in the preamble and Section 1 of this Agreement respectively.

      In addition to its other rights, the Bank may but shall not be obligated to notify any parties which are obligated to pay Grantor any Collateral or proceeds thereof, to make all payments directly to Bank. Grantor authorizes such parties to make such payments directly to Bank and to rely on notice from the Bank without further inquiry. Bank may demand and take all necessary or desirable steps to collect such Collateral in either Bank's or Grantor's name, with the right to enforce, compromise, settle, or discharge any of the foregoing. Bank may endorse Grantor's name on any checks, commercial paper, instruments, and the like pertaining to the foregoing.

      The Bank shall not be responsible to Grantor for loss or damage resulting from the Bank's failure to enforce or collect any Collateral or any monies due or to become due under any Liability of Debtor or Grantor to Bank. Bank shall have no obligation to take, and Grantor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Collateral, whether or not in Bank's possession.

      After an Event of Default, the Grantor (i) will make no change in any account (or the contract underlying such account), chattel paper, or general intangible, and (ii) shall receive as the sole property of the Bank and hold in trust for the Bank all monies, checks, notes, drafts, and other property (collectively called "items of payment") representing the proceeds of any Collateral. After an Event of Default, the Bank may but shall be under no obligation to: (a) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to the Bank; (b) collect any or all accounts, chattel paper or general intangibles in its or Debtor's name, apply any such collections against such Liabilities as the Bank may select; (c) take control of any cash or non-cash proceeds of any item of the Collateral; (d) compromise, extend or renew any account, chattel paper, general intangible document, or deal with the same as it may deem advisable; and (e) make exchanges, substitutions or surrenders of items compromising the Collateral.

      The rights of the Bank are cumulative, and the Bank may enforce its rights under this Agreement irrespective of any other collateral, guaranty, right, or remedy it may have. The exercise of all or a part of its rights or remedies hereunder shall not prevent the Bank from exercising at the same or any other time any other right or remedy with respect to the Liabilities. The Grantor authorizes the Bank in its sole discretion to direct the order or manner of the disposition of the Collateral.

      From the proceeds realized from the Collateral the Bank shall be entitled to retain all sums secured hereby as well as its reasonable expense of collection including without limitation those of retaking, holding, safeguarding, accounting for, preparing for sale, selling, and reasonable attorneys' fees and legal expenses. If the proceeds realized from the Collateral are not sufficient to defray said expenses and to satisfy the balance due on the Liabilities, the Grantor shall remain liable for such expenses and Debtor shall remain liable for such expenses and any deficiency with respect to the Liabilities. Any payments or proceeds from realization on the Collateral may be applied to the Liabilities in whatever order or manner the Bank elects.

14. ADDITIONAL SECURITY/SETOFF. The Bank shall have a security interest in and right of setoff with respect to all deposits or other sums credited by or due from Bank to Grantor and a security interest in all securities or other property of Grantor in Bank's possession for safekeeping or otherwise. Bank's Security interest shall secure payment of the Liabilities. In the event of any Event of Default under this Agreement, regardless of the adequacy of collateral, without any demand or notice, except as required by applicable law, Bank may apply or setoff such deposits or other sums and may sell or dispose of any or all of such securities or other property and may exercise any and all rights it may have under the New York Uniform Commercial Code, as in effect from time to time. The rights of Bank under this Agreement are in addition to, and not exclusive

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of, any other rights it may have with respect to such deposits, sums, securities, or other property under other agreements or applicable principles of law. Bank shall have not duty to take steps to preserve rights against prior parties as to such securities or other property.

15. CONTINUING AGREEMENT/TERMINATION. This is a continuing Agreement, and no notice of the creation or existence of the Liabilities, renewal, extension or modification thereof need be given to Grantor. This security interest shall continue in effect notwithstanding that from time to time no Liabilities may exist. This Agreement may be terminated only (i) by a written agreement of the Bank, or (ii) upon written request of Grantor at such time as the Liabilities have been satisfied in full and the Bank has no remaining commitments to Debtor of any kind.

16. NO WAIVER. Grantor agrees that no representation, promise, or agreement made by the Bank or by any officer or employee of Bank, at prior, or subsequent to the execution and delivery of this Agreement shall modify, alter, limit, or otherwise abridge the rights and remedies of Bank hereunder unless agreed by Bank in writing. None of the rights and remedies of Bank hereunder shall be modified, altered, limited, or otherwise abridged or waived by any representation, promise, or agreement hereafter made or by any course of conduct hereafter pursued by the Bank. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement, and waiver of any right shall not be deemed waiver of any other right unless expressly agreed by the Bank in writing.

17. JOINT AND SEVERAL LIABILITY. if there are more than one Grantor hereunder, their representations, warranties, liabilities, and obligations hereunder shall be joint and several.

18. LAWS/WAIVER OF JURY TRIAL. The validity, construction, and performance of this Agreement shall be governed by the laws of the State of New York. Grantor consents to jurisdiction and service of process, which may be effected by certified mail, in the courts of the State of New York and in the courts of the United States having jurisdiction hereof. THE GRANTOR WAIVES TRIAL BY JURY OF ANY CLAIMS OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, OR THE LIABILITIES, TO THE FULLEST EXTENT ALLOWED BY LAW.

19. PARTIES IN INTEREST. All of the terms and provisions of this Agreement shall inure to the benefit of, be binding upon and be enforceable by the respective heirs, executors, legal representatives, successors, and assigns of the parties hereto.

20. SEVERABILITY. Any partial invalidity of the provisions of this Agreement shall not invalidate the remaining portions hereof or thereof.

21. MISCELLANEOUS. Grantor hereby expressly waives demand, presentment, protest, or notice of dishonor on any and all of the Liabilities and with respect to the Collateral.

                                   Grantor:  TRANSITION ANALYSIS COMPONENT
                                             TECHNOLOGY, INC.

                                             By: /s/ Martin S. Fawer
                                                --------------------------
                                                Name:   Martin S. Fawer
                                                Title:  Chief Financial Officer


WARNING: IT IS A CRIMINAL OFFENSE IN NEW
YORK STATE FOR A DEBTOR TO KNOWINGLY SELL OR
OTHERWISE DISPOSE OF COLLATERAL IN
CONTRAVENTION OF THE TERMS OF A SECURITY AGREEMENT.

STATE OF NEW YORK                           )
                                            )ss.:
COUNTY OF WESTCHESTER                       )

      On the 28th day of August, 1997, before me personally came MARTIN S.
FAWER to me known, who, being by me duly sworn, did depose and say that he has an address at 115 Stevens Avenue, Valhalla, NY; that he is the Chief Financial Officer of TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                                  /s/ Mary Langan-Krajca
                                                --------------------------------
                                                        Notary Public

                    SCHEDULE A TO ACCOUNTS SECURITY AGREEMENT


I.    This Security Agreement applies to the following specific Collateral:

            All Collateral as defined in Section 1


II. All of the locations at which the Collateral is located or at which the Grantor maintains a place of business are listed below. If any of the Collateral is a fixture, the record owner of the location at which the Collateral is kept is indicated.

                    Address                         County

           115 Stevens Avenue                       Westchester
           Valhalla, New York

           5850 T.G. Blvd.
           Orlando, Florida

           122 Ayshire Ct.                          St. Tammany (Parish)
           Slidell, Lousianna